EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, I, Clifford Postelnik, the Chief Executive Officer of Muller Media, Inc., a Nevada corporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 19, 2003                       /s/ Clifford Postelnik
                                             ----------------------
                                             Name:    Clifford Postelnik
                                             Title:   Chief Executive Officer